UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

October 10, 2014

(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.

(Exact name of registrant as specified in charter)

Delaware	1-12879	06-0868496
(State or other jurisdiction of incorporation)	(Commission	(IRS Employer
or organization)	File Number)	Identification No.)

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (212) 218-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition

On October 10, 2014, Griffin Land & Nurseries, Inc. (“Griffin” or the “Registrant”) issued a press release announcing its results of operations for its fiscal 2014 third quarter.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is Griffin’s October 10, 2014 press release.

Item 9.01.                                        Financial Statements and Exhibits

Exhibit 99.1:  Griffin’s October 10, 2014 Press Release (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

By:	/s/Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer and Secretary

Dated:  October 10, 2014